CERTIFIED ACKNOWLEDGED RECEIPT REQUESTED

GENERAL MINING COORDINATION

MINING DIRECTION GENERAL

DIRECTION OF THE MINING PUBLIC RECORDS

AND CONCESSIONS

SUB DIRECTION OF MINING PUBLIC RECORDS

3111

610.9

DOCKET:

322/2006

DEPARTMENT OF ECONOMY

SUBJECT:  DOCUMENT FILED RETURNED (50900)

MEXICO, D. F.,   25 JUL 2006

CERTIFIED ACKNOWLEDGED RECEIPT REQUESTED

SUNBURST MINING DE MEXICO, S.A. DE C.V.

C/O LIDIA IMELDA MORAILA ALVARADO

AV. DEL MAR NO. 1022-5 ZONA COSTERA

Z. C. 082149 MAZATLAN, SIN.

Attached herewith you will find original document described below, duly recorded at this office.

Certified copy dated December 28, 2005 related to the Assignment of Rights Agreement entered into on August 18 of the same year, by which MINERA RIO TINTO, S.A. DE C. V., assigns in favor of your principal the rights derived from the mining concessions: “SAN ANTONIO”, Title 204385, “AMPL. SAN ANTONIO” title 196127 and “SAN ANTONIO”, title 222869, located at the municipality of Guazapares, Chih.

SINCERELY

EFFECTIVE SUFFRAGE, NO REELECTION

DEPUTY DIRECTOR OF THE MINING PUBLIC RECORDS

Signature

MA. OLGA GALLARDO MONTOYA

Attachment: One

Cc: Carlos    .- Director of the Mining Public Records and Concessions.- For his consideration.

CALL OPTION MINING WORK CONTRACT ENTERED INTO BY MARIO HUMBERTO AYUB TOUCHE AS SOLE ADMINISTRATOR OF THE CORPORATION “MINERA RIO TINTO, S.A. DE C.V.” HEREINAFTER REFERRED TO AS “MRT” AND RAFAEL FERNANDO ASTORGA HERNANDEZ, HEREINAFTER REFERRED TO AS “THE LICENSEE” SUBJECT TO THE FOLLOWING STATEMENTS AND CLAUSES.

S T A T E M E N T S

“MRT”

1.

Mario Ayub Touche states to be the Sole Administrator of the corporation called “Minera Rio Tinto, S.A. de C.V.”, incorporated by public deed number 330, volume 16 dated July first nineteen ninety four, issued before Attorney Victor Emilio Anchondo Paredes, Notary Public Number Twenty Nine for this Judicial District of Morelos, recorded under number 461, folio 18 Book 666 of the Commerce Section of the Real Estate Public Records Office of the District of Morelos, on September 14 nineteen ninety four.  He further states that his principal’s business purposes include acquiring by request or by any other legal title, mines, placers, mantles or deposits containing mineral ore; selling and working by any title mines, placers, mantles or deposits containing mineral ore; entering into any kind of contracts or agreements related to mining funds, among others; therefore, he has the authority to enter into this instrument, stating that said authority has not been revoked nor modified in any manner whatsoever.

2.

That by letter of intent dated November 18, 2003, he offered the “LICENSEE” to enter into this instrument for his principal to have the right to work with call option the mining funds of his property located at Guazapares, Chihuahua.

“THE LICENSEE”

3.

 States his federal taxpayer’s number to be AOHR-400812-BY9 and addressed at Uruguay Number 706 in this city of Chihuahua and to be the holder of the mining concessions described below:

a)

NAME OF THE CONCESSION

“SAN ANTONIO”

FILE NO.

99/2170

TITLE No.

196863

b)

NAME OF THE CONCESSION

“SAN ANTONIO”

FILE NO.

1/2.4/557

TITLE No.

204385

c)

NAME OF THE CONCESSION

“AMPLIACIÓN SAN ANTONIO”

FILE NO.

99/2177

TITLE No.

196127

4.

Further states that his rights in regards to the titles allow him to enter into this instrument as only that concession described above in Section A) has a limitation as it is encumbered by the State Trust to Promote Productive Activities in the State of Chihuahua, and he has entered into with said Trust an agreement dated January 21 of this same year, to determine that said agency shall not carry out any action to limit the rights awarded to “MRT” by means of this instrument.

THE PARTIES

5.

Inasmuch as 60 natural days have elapsed since the signature date of the Letter of Intent dated November 18 last year, and the promotion of the project has been performed, they have decided to enter into this contract, subject to the following:

C L A U S E S

FIRST:  The parties agree to enter into a call option mining work contract in regards to the mining funds described in Statement 3 above, which to avoid repetitions are held as inserted herein.

SECOND:  Based on the execution of this instrument, “THE LICENSEE” agrees to allow “MRT” free access to the mining lots covered by the mining concessions described in the third statement of this instrument to carry out mining work.

THIRD: “MRT” hereby delivers to “THE LICENSEE” the amount of US $10,000.00 (Ten thousand U. S. dollars), as legalization of this Call Option Mining Work Contract, by check number 0004814, Account Number 00115494192 drawn against the Banking Institution called BBVA-BANCOMER, plus the amount corresponding to Added Value Tax in check number 223, Account 105085349 drawn against same Banking Institution.

FOURTH:  “MRT” agrees to pay to “THE LICENSEE” the following amounts:

US $20,000.00 (Twenty thousand U.S. dollars) on the first anniversary of the Signature Date of this instrument.

US $30,000.00 (Thirty thousand U.S. dollars) on the second anniversary of the Signature Date of this instrument.

US $40,000.00 (Forty thousand U. S. dollars) on the third anniversary of the Signature Date of this instrument.

US $50,000.00 (Fifty thousand U. S. dollars) on the fourth anniversary of the Signature Date of this instrument.

US $500,000.00 (Five hundred thousand U.S. dollars) to exercise the option on the firth year/anniversary.

Both parties agree that the invoice issued by THE LICENSEE to MRT shall be one including the Added Value Tax and all other requirements to comply with the applicable fiscal laws.

As additional consideration for THE LICENSEE, MRT agrees to pay 2% (two per cent) for Royalties on sales net liquidations (RSLM for its acronym in Spanish) which shall be estimated and paid pursuant to the mechanism provided in EXHIBIT included herein.

FIFTH: When “MRT” decides to early exercise the option, MRT shall not have to make the subsequent annual payments or any other outstanding payment included in the payment schedule referred to above, but shall make one sole payment for the amount of US $500,000.00 (Five hundred thousand U. S. dollars).

SIXTH:  “MRT” may freely designate a third company as beneficiary of the Call Option Mining Work Contract; that is, those rights and obligations provided in this instrument for “MRT” shall be transferable.

SEVENTH:  “MRT” or any other company designated, as of this date, agree to maintain the concessions in effect and agree to pay the semi-annual rights, performing the work verification and complying with any requirement the Mining Department or fiscal authority, or any other authority might ask for.

EIGHTH:  “THE LICENSEE” agrees to provide “MRT” those work verifications, either work or exploration, that he might have, and those effective certificates of THE LOTS.  “MRT” as of the signature date and ratification of this contract, shall carry out the necessary work to maintain THE LOTS in effect, by delivering THE LICENSEE any expense voucher to make the future work verifications in the event they are required by the Mining Law.  Likewise, the concessions should be kept free of encumbrance during the effect of the Call Option Mining Work Contract – except for the tax in favor of the State Trust to Promote Productive Activities in the State of Chihuahua, mentioned in Statement number 4 of this instrument.  Furthermore, “THE LICENSEE” agrees to pay any outstanding right in regards to the mining funds awarded for exploration as of the signature date of this contract.  As of the Signature Date of this instrument, the provisions stipulated in the previous clause shall apply.

NINTH:  “MRT” agrees with “THE LICENSEE” to deliver any report or information obtained during said work, geologic data, laboratory analysis, technical-mining reports, etc., in the event the first one mentioned would not exercise  the option.  This shall also apply when “MRT” assigns the right awarded herein to a third party company.

TENTH:  “MRT” or any other corporation designated by MRT, as of the signature date of this instrument agrees to obtain any necessary permit, comply with and fulfill any applicable legal and administrative environmental provision, to be covered by MRT.  “MRT” may not allege “THE LICENSEE” any reduction to any payment or consideration.

ELEVENTH:  THE PARTIES agree that when “MRT” or the third party corporation designated by MRT as beneficiary of the contract would not exercise their option right in regards to the mining concessions subject matter of this contract, these concessions shall be returned immediately, free of any encumbrance, tax or contingency, except those encumbrances reported to the concessions at the signature date of this instrument.  Likewise, they shall be returned up to date in the fulfillment of their mining and fiscal obligations, otherwise, “THE LICENSEE” shall require from MRT the corresponding payment.

TWELFTH:  “THE LICENSEE” shall be entitled to work THE LOTS in a limited manner, up to a maximum of 50 tons daily as long as the option is in effect, provided “MRT” exercises said option.  In the event “MRT” early exercises said option, “THE LICENSEE” shall be entitled to continue working THE LOTS during a maximum period of six months as of the date final payment stated in the Fifth Clause of this option is received.

THIRTEENTH:  FORCE MAJEURE.  Compliance with the obligations derived from this contract may be temporarily suspended due to Acts of God or force majeure, for reasons totally aside from any of the parties, which may include strikes, wars, disturbances, failure to access THE LOTS for natural causes or government orders, among others.  Said causes shall be reported to THE LICENSEE in writing.

FOURTEENTH:  In relation to any obligation, right and notification and compliance with the obligations derived from this contract, THE PARTIES designate the following as their addresses:

THE LICENSEE

Republica de Uruguay Number 706

Colonia Panamericana

Chihuahua, Chihuahua  31200

MRT

Pascual Orozco Number 2117

Colonia La Cima

Chihuahua, Chihuahua 31310

FIFTEENTH:  For construal and compliance of the contract herein, as well as any other action derived from it, the parties expressly submit themselves to the competence and jurisdiction of the local Courts of the City of Chihuahua, with no consideration to any other that might correspond for reason of present or future addresses.

The parties herein sign this contract in the City of Chihuahua, Chihuahua, on the fifteenth day of the month of January year two thousand four.

 Signature

MINERA RIO TINTO, S.A. DE C.V.

MARIO HUMBERTO AYUB TOUCHE

SOLE ADMINISTRATOR

 Signature

RAFAEL ASTORGA HERNANDEZ

WITNESSES

Signature

signature

Manuel Flores Carrillo

Mariza Alarcón Barragán

Misión de Chínipas #6121

Miguel Schults #3516

PERSONAL DATA

MARIO HUMBERTO AYUB TOUCHE by his personal data states to be Mexican, native of this City of Chihuahua, Chihuahua, where he was born on the twelfth day of September nineteen fifty three, married, businessman, addressed at Mision de San Antonio Number two thousand thirty six in this city.

RAFAEL FERNANDO ASTORGA HERNANDEZ, who by his personal data states to be Mexican, native of Guazapares, Chihuahua, where he was born on the twelfth day of August nineteen forty, married, miner, addressed at Republica de Uruguay Number seven hundred six in this city.

Two signatures